Income Taxes	6 Months Ended
Oct. 31, 2024
Income Taxes [Abstract]
Income taxes

Note 10 – Income taxes

(a) Corporate Income Taxes

The Company is in Japan and is subject to Japanese national and local income taxes, inhabitant tax, and enterprise tax, which, in the aggregate, represent a statutory income tax rate of approximately 34.6% for the six months ended October 31, 2023 and 2024, respectively.

Significant components of the provision for income taxes are as follows:

	For the six months ended October 31, 2023	For the six months ended October 31, 2024
	JPY	JPY	USD
	(Unaudited)	(Unaudited)	(Unaudited)
Current income tax expense	-	-	-
Deferred tax benefit	(188,496)	-	-
Total provision for income taxes	(188,496)	-	-

For the purpose of presentation in the balance sheets, deferred income tax assets and liabilities have been offset. Significant component of deferred tax assets and liabilities are as follows:

	As of April 30, 2024	As of October 31, 2024
	JPY	JPY	USD
Deferred tax assets:
Net operating loss carry forward	353,138,111	387,509,086	2,543,545
Write off of other receivable	15,005,181	15,005,181	98,492
Lease liabilities	3,810,002	2,390,762	15,693
Write off of guarantee money deposited	2,665,941	2,665,941	17,499
Temporary difference in depreciation	2,645,375	2,696,247	17,698
Bonus accrual	2,392,042	1,222,941	8,027
Deferred government grants	-	6,918,000	45,409
Others	402,882	362,267	2,377
Total deferred tax assets	380,059,534	418,770,425	2,748,740
Less: valuation allowance	(376,249,532)	(416,379,663)	(2,733,047)
Deferred tax assets, net of valuation allowance	3,810,002	2,390,762	15,693

Deferred tax liabilities:
Right-of-use assets – operating lease	(3,810,002)	(2,390,762)	(15,693)
Total deferred tax liabilities	(3,810,002)	(2,390,762)	(15,693)
Net deferred tax assets	-	-	-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences.

(b) Consumption tax

Consumption tax collected and remitted to tax authorities is excluded from revenue, cost of sales, and expenses in the statements of operations. The Company has been subject to the applicable consumption tax rate of 10%, with an 8% rate applicable to a limited number of exceptions based on the new Japanese tax law. For overseas sales, the Company is exempted from paying consumption tax. The Company can deduct all its qualified input consumption tax paid when purchasing from suppliers, against the output consumption tax derived from domestic sales. The Company is eligible for consumption tax refund from the tax authorities for excess input consumption tax, which is recorded in accounts receivable, net on the balance sheets.